UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2016

Date of reporting period:	June 1, 2015 – November 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS I SHARES)

PMOTX

Putnam Mortgage Opportunities Fund

Semiannual report
11|30|15

A world of investing®

Putnam INVESTMENTS

Putnam Mortgage
Opportunities
Fund

Semiannual report
11 | 30 | 15

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	9

Terms and definitions	10

Other information for shareholders	11

Trustee approval of management contract	12

Financial statements	15

Consider these risks before investing: Bond prices may fall or fail to rise over extended periods of time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial and housing markets, and factors related to a specific issuer, industry, geography (such as a region of the United States), or sector (such as the housing or real estate markets). These factors may also lead to periods of high volatility and reduced liquidity in the relevant markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Mortgage-backed securities and asset-backed securities are subject to prepayment risk and the risk that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or may become illiquid. The fund’s concentration in an industry group comprising privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that the U.S. Federal Reserve has raised interest rates, some degree of uncertainty has lifted. Recent volatility in the markets, however, tells us that the way forward in 2016 will not likely be a straight ascending path.

There are divergent economic conditions around the world. Oil prices continue to drop, putting pressure on the energy sector while helping consumers. U.S. growth appears stable but modest, and Europe continues to be in stimulative mode as it tries to accelerate its recovery. On the other hand, China is decelerating, as emerging markets that are tied to its fortune have experienced losses. Still, these markets may present potential opportunities.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended November 30, 2015, as well as an outlook for the coming months.

With a new year beginning, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Class I shares have no initial sales charge or CDSC. Performance of class I shares assumes reinvestment of distributions and does not account for taxes. See pages 3 and 8 for additional performance information.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For the periods, the fund had expense limitations, without which returns would have been lower.

2	Mortgage Opportunities Fund

Interview with
your fund’s
portfolio manager

Mike, what was the bond market environment like during the six-month reporting period ended November 30, 2015?

It was a challenging period, but mortgage-backed securities held up better than most other fixed-income sectors, partly due to demand from banks for agency pass-throughs, and supportive supply-and-demand factors for non-agency bonds.

The period began on a problematic note, as uncertainty over Greece’s ability to secure a deal with its international creditors caused broad swings in global financial markets in June, and bonds suffered across the board.

As the summer progressed, we saw a widespread retreat from riskier assets, resulting from concerns about slowing growth in China and the potential impact the slowdown there could have on other economies. Uncertainty about the strength of demand from China, the world’s second-largest economy and biggest importer of raw materials, deepened a selloff in commodities. Investor anxieties were compounded in September when the Federal Reserve opted not to raise its target for short-term interest rates, citing concerns about the potential impact of international developments on U.S. economic growth.

Worries about global spillover effects from weakness in China receded in October as the Chinese government announced additional stimulus measures. Here at home, the number of new jobs created in October and November was significantly better than expected, fueling a growing consensus that the Fed would implement a rate increase in the near future.

Shortly after the period ended, the U.S. central bank raised the target range for the federal funds rate by a quarter-point from 0.25% to 0.50%. In implementing the first rate increase in seven years, Fed officials reassured the markets that they planned to proceed gradually and would be prepared to adjust their strategy depending on how the economy performed.

How would you summarize the fund’s investment philosophy and process?

In our view, securitized mortgage sectors offer fundamentally different risk-adjusted return opportunities, and this is where the fund focuses. Specifically, we are seeking attractive investment opportunities primarily in government-agency collateralized mortgage obligations [CMOs], commercial mortgage-backed securities [CMBS], and non-agency residential mortgage-backed securities [non-agency RMBS]. Additionally, we expect to use

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/15. See pages 2 and 8 for additional fund performance information. Index descriptions can be found on page 10. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Mortgage Opportunities Fund	3

various types of derivatives, as well as agency pass-throughs, to hedge interest-rate risk, as well as undesired risks within our CMO holdings. We will also use derivatives for non-hedging purposes, such as gaining or adjusting our exposure to mortgage-backed investments.

Regarding interest-rate risk, we expect to keep the portfolio’s duration — a key measure of interest-rate sensitivity — near zero, meaning we will seek to minimize interest-rate risk while pursuing return opportunities in securitized bonds.

As of period-end, the fund’s target allocations were roughly 35% in prepayment strategies, primarily using interest-only CMOs, about 35% in CMBS, and approximately 25% in non-agency RMBS. Additionally, we had an allocation to agency pass-throughs that we used to hedge undesired risks within our CMO holdings. I’d like to stress, however, that these targets are flexible and will change based on where we believe the most compelling investment opportunities exist.

Would you tell us more about the investment opportunity you see in securitized mortgage sectors?

We think the investment opportunity in securitized mortgage sectors is multifaceted. First, we believe securitized sectors offer more effective portfolio diversification potential than seemingly diversified allocations to U.S. stocks, corporate credit, and emerging-market [EM] debt. Using internal Putnam data, along with data supplied by Barclays, Putnam has determined that since 2009, the excess returns generated by securitized debt have had low correlations to U.S. equities, investment-grade and high-yield bonds, floating-rate bank loans, and EM debt. It is also worth noting that correlations within securitized sectors have been remarkably low, and in the case of CMBS versus agency interest-only CMOs, negatively correlated, according to Putnam’s research.

Correlations indicate the degree to which the historical returns of different asset classes have moved together or independently of one another. When two or more asset classes have exhibited a considerable degree of historical performance independent of each other, it suggests that holding these asset classes may enhance a portfolio’s overall diversification. Excess returns are those returns remaining after adjusting for the impact of interest-rate exposure.

Another aspect of the investment opportunity is that private investors are now in a better position to provide capital to securitized sectors, in our view. The role of traditional players, such as government agencies and banks, has diminished due to new regulations. Major legislation such as the Dodd-Frank Act of 2010 and the international accounting rules established in the Basel III Accords has fundamentally altered the dynamics of the mortgage markets in the United States and Europe. As a result, non-bank entities and other types of private investors may have a greater opportunity to provide credit and drive demand for securitized mortgage products. There is even the potential for a new private-label mortgage market to emerge, which would potentially shift mortgage credit risk away from government agencies and into the hands of the private sector.

Lastly, we believe the range of yields across the fund’s investment universe is currently attractive versus other higher-yielding fixed-income sectors, such as high-yield bonds, bank loans, and EM debt.

Allocations are shown as a percentage of the fund’s net assets as of 11/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value [non-cash investments] of certain derivatives (the economic value for purposes of calculating periodic payment obligations) including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

4	Mortgage Opportunities Fund

How did you use derivatives during the period?

We used interest-rate swaps and bond futures to take tactical positions at various points along the yield curve, and to hedge risks associated with the fund’s duration and curve positioning. We also employed total return swaps as a hedging tool, as well as to help manage the portfolio’s sector exposure, and to gain exposure to specific market sectors. Lastly, we used options to help manage the fund’s interest-rate sensitivity, to isolate the prepayment risks associated with our CMO holdings, and to help offset overall downside risk.

Would you provide a bit more detail about the fund’s positioning and its impact on performance during the reporting period?

The fund’s CMBS holdings were concentrated in “mezzanine” bonds. Mezzanine CMBS are lower in the capital structure of a package of securities backed by commercial mortgages, and provide a yield advantage over higher-rated bonds along with meaningful principal protection.

Credit spreads widened considerably during the third quarter of 2015, due to risk-off sentiment and fears of liquidity constraints within the market. This spread widening hampered all bonds with credit risk, including CMBS. In addition, some institutional investors that held high-yield bonds shorted CMBS to hedge their high-yield exposure, further hindering the performance of CMBS.

Newly issued CMBS that came to market late in 2015’s second quarter worked against the sector’s supply-and-demand backdrop. These newer CMBS underperformed older securities because commercial real estate price increases began to slow and the underwriting quality of commercial mortgages weakened.

Within non-agency RMBS, our holdings of pay-option adjustable-rate mortgage-backed securities [pay-option ARMs], Alternative-A [Alt-A] bonds, and prime and subprime securities, modestly detracted from performance. However, these securities generally outperformed CMBS and high-yield bonds, supported by consistent investor demand amid shrinking supply. Moreover, the collateral backing many non-agency RMBS has improved in step with a strengthening housing market.

Our prepayment strategies also dampened the fund’s performance. Even though mortgage refinancing activity remained subdued over the past six months, IO CMO yield spreads are sensitive to interest-rate movements, and lower rates across the yield curve caused them to underperform. IO CMOs were also hurt by an overall flight from risk by investors. On the plus side, tactical positioning that was designed to benefit from the difference between current mortgage rates and U.S. Treasury yields was additive and partially offset the negative impact of our IO CMO holdings. This strategy became profitable as mortgage rates rose relative to Treasuries.

What is your outlook as of period-end, and where were you finding value?

Following the recent volatility in riskier assets, it appears that appetite for risk returned to the markets in October, as

Credit qualities are shown as a percentage of net assets as of 11/30/15. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Mortgage Opportunities Fund	5

investors sought to capitalize on newly attractive entry points in various sectors.

Within this environment, we continued to find value in interest-only CMOs. In terms of security selection, the fund is positioned in pools that we believe will be less sensitive to refinancing, such as those backed by mortgages with low interest rates, high loan-to-value mortgages, and more-seasoned loans. In our view, there are risks in the sector due to still-low interest rates and a recently enacted Federal Housing Administration policy that reduces the mortgage insurance premiums charged to certain borrowers. While we acknowledge that this policy could accelerate refinancing to some extent, we believe it is unlikely to have a major impact on the overall pace of residential refinancing. More generally, we continue to find prepayment risk attractive, given the potential for higher interest rates as the U.S. economic recovery matures.

Mike, thanks for your time and for telling us more about this new fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is a Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, your fund’s portfolio managers are Brett S. Kozlowski, CFA; Zachary Harrison; and Jatin Misra, Ph.D., CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6	Mortgage Opportunities Fund

IN THE NEWS

The U.S. Supreme Court has agreed to review a Puerto Rico debt-restructuring law that would allow some public agencies to ask bondholders to accept losses on securities in the form of lower payments. Puerto Rico finds itself in a nine-year economic slump, struggling with ways to address its fiscal troubles, which include $72 billion in public debt. The Supreme Court may hear arguments as soon as late March of 2016, with a ruling possible by June. For years, Puerto Rico has borrowed heavily despite its lackluster economic growth. The high court said in early December that it would hear an appeal by the Commonwealth to reinstate a law that would allow some public agencies to accept lower payments. The law, called the Recovery Act, would affect about $22 billion of Puerto Rico’s $72 billion in debt. The U.S. federal court in Puerto Rico ruled against the law in February 2015, and a U.S. appeals court in July affirmed the decision.

Mortgage Opportunities Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2015, the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Institutional Investors section at putnam.com or call Putnam at 1-800-487-0224. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/15

Class I
(inception date)	(4/7/15)

Net
asset
value

Life of fund	–0.30%

6 months	–0.70

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Class I shares have no initial sales charge or CDSC. For the most recent month-end performance, please visit putnam.com.

Comparative index returns For periods ended 11/30/15

	BofA Merrill Lynch U.S. Treasury	Lipper U.S. Mortgage Funds
	Bill Index	category average*

Life of fund	0.04%	–0.15%

6 months	0.03	0.00

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 6-month and life-of-fund periods ended 11/30/15, there were 125 and 123 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/15

Class I

Net asset
Share value	value

5/31/15	$10.04

11/30/15	9.97

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/15

Class I
(inception date)	(4/7/15)

Net
asset
value

Life of fund	–0.56%

6 months	–1.25

See the discussion following the fund performance table above for information about the calculation of fund performance.

8	Mortgage Opportunities Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class I

Estimated net expenses for the fiscal year ended 5/31/15*†	0.60%

Estimated total annual operating expenses for the fiscal year ended 5/31/15†	2.37%

Annualized expense ratio for the six-month period ended 11/30/15	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/16.

† Other expenses are based on estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 6/1/15 to 11/30/15. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class I

Expenses paid per $1,000*†	$2.99

Ending value (after expenses)	$993.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/15, use the following calculation method. To find the value of your investment on 6/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class I

Expenses paid per $1,000*†	$3.03

Ending value (after expenses)	$1,022.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Mortgage Opportunities Fund	9

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Share class

Class I shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Fixed-income terms

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

10 Mortgage Opportunities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from April 7, 2015 [commencement of operations] to June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2015, Putnam employees had approximately $500,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Mortgage Opportunities Fund	11

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. (Your fund is relatively new, and the Trustees initially approved your fund’s management contract in November 2014.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee

12 Mortgage Opportunities Fund

changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2014. These expense limitations did not apply to your fund in 2014 because it did not commence operations until April 2015. However, these limitations remain in effect and may benefit your fund in 2015. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s management contract, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.05% of its average net assets through at least September 30, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees generally review comparative fee and expense information for the Putnam funds against a custom group of competitive funds selected by Lipper Inc. (“Lipper”) based on the most recent fiscal-year end data available in Lipper’s database as of December 31, 2014. Because your fund commenced operations on April 7, 2015, the Trustees did not consider comparative fee and expense information for your fund for 2014.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized

Mortgage Opportunities Fund 13

that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. Because your fund had not commenced operations before December 31, 2014, the Trustees did not consider one-year, three-year or five-year performance for your fund.

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

14 Mortgage Opportunities Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Mortgage Opportunities Fund 15

The fund’s portfolio 11/30/15 (Unaudited)

MORTGAGE-BACKED SECURITIES (75.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (23.7%)
Federal Home Loan Mortgage Corporation
IFB Ser. 4087, Class SA, IO, 5.853s, 2039	$154,992	$18,499
Ser. 4462, IO, 4s, 2045	254,123	50,667
Ser. 4462, Class KI, IO, 4s, 2045	271,142	48,393
Ser. 4452, Class QI, IO, 4s, 2044	151,299	27,707
Ser. 4355, Class DI, IO, 4s, 2044	199,405	24,128
Ser. 4121, Class MI, IO, 4s, 2042	238,111	55,194
Ser. 4015, Class GI, IO, 4s, 2027	646,916	81,680
Ser. 4206, Class IP, IO, 3s, 2041	259,679	31,683
Ser. 4179, Class EI, IO, 3s, 2030	532,019	56,671

Federal National Mortgage Association
IFB Ser. 11-4, Class CS, 12.458s, 2040	45,575	55,710
IFB Ser. 12-76, Class DS, IO, 6.329s, 2039	229,698	31,005
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2, 5.221s, 2025	11,000	10,911
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, 4.771s, 2025	100,000	100,900
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, 4.221s, 2025	40,000	38,247
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, 4.221s, 2025	16,000	15,355
Ser. 418, Class C24, IO, 4s, 2043	219,584	46,737
Ser. 14-95, Class TI, IO, 4s, 2039	555,821	72,813
Ser. 418, Class C15, IO, 3 1/2s, 2043	486,090	99,956
Ser. 12-110, Class BI, IO, 3 1/2s, 2039	384,662	40,310
Ser. 15-41, Class IA, IO, 3 1/2s, 2035	603,555	96,427
Ser. 78, Class KI, IO, 3 1/2s, 2027	162,986	19,812
Ser. 13-6, Class JI, IO, 3s, 2043	197,563	23,306
Ser. 12-100, Class WI, IO, 3s, 2027	320,274	33,534
FRB Ser. 03-W10, Class 1, IO, 1.023s, 2043	322,103	5,511

Government National Mortgage Association
Ser. 14-182, Class KI, IO, 5s, 2044	113,189	22,125
Ser. 14-133, Class IP, IO, 5s, 2044	103,701	20,267
Ser. 10-35, Class UI, IO, 5s, 2040	130,645	25,469
Ser. 15-79, Class GI, IO, 5s, 2039	501,544	96,920
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	71,622	12,701
Ser. 15-53, Class MI, IO, 4s, 2045	402,511	92,900
Ser. 15-40, Class KI, IO, 4s, 2044	118,574	23,165
Ser. 12-138, Class AI, IO, 4s, 2042	326,221	63,070
Ser. 14-115, Class EI, IO, 4s, 2038	343,153	32,013
Ser. 15-52, Class IK, IO, 3 1/2s, 2045	668,159	129,496
Ser. 15-20, Class PI, IO, 3 1/2s, 2045	117,245	18,664
Ser. 15-168, Class IG, IO, 3 1/2s, 2043	208,000	27,560
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	223,608	25,389
Ser. 13-14, IO, 3 1/2s, 2042	304,876	34,652
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	104,063	13,884
Ser. 15-82, Class GI, IO, 3 1/2s, 2038	156,916	18,100
Ser. 14-44, Class IC, IO, 3s, 2028	617,682	58,121
Ser. 15-H20, Class CI, IO, 2.244s, 2065	190,401	23,265
Ser. 15-H25, Class CI, IO, 2.237s, 2065	162,242	19,274
Ser. 15-H25, Class BI, IO, 2.224s, 2065	273,358	32,885
Ser. 15-H26, Class DI, IO, 2.224s, 2065	163,186	19,749
FRB Ser. 15-H16, Class XI, IO, 2.217s, 2065	116,056	14,507
Ser. 15-H24, Class HI, IO, 2.014s, 2065	384,131	33,535
Ser. 15-H10, Class HI, IO, 2s, 2065	403,597	48,621
Ser. 15-H15, Class JI, IO, 1.932s, 2065	192,499	24,005
Ser. 15-H25, Class EI, IO, 1.845s, 2065	225,440	24,122
Ser. 15-H23, Class DI, IO, 1.839s, 2065	220,092	25,448
Ser. 15-H20, Class AI, IO, 1.833s, 2065	204,047	24,582
Ser. 15-H18, IO, 1.823s, 2065	176,316	18,155

16 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (75.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H26, Class EI, IO, 1.718s, 2065	$436,185	$49,891
Ser. 15-H23, Class BI, IO, 1.717s, 2065	133,387	15,079
Ser. 15-H25, Class AI, IO, 1.618s, 2065	320,907	29,876
Ser. 15-H22, Class EI, IO, 1.617s, 2065	410,597	32,725
Ser. 15-H24, Class BI, IO, 1.613s, 2065	397,251	28,403
Ser. 15-H14, Class BI, IO, 1.593s, 2065	659,864	48,830
FRB Ser. 11-H07, Class FI, IO, 1.23s, 2061	945,531	49,347

2,361,951
Commercial mortgage-backed securities (26.8%)
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5 1/4s, 2047	100,000	96,070

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B, 5.987s, 2049	101,000	100,832

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC17, Class D, 5.26s, 2046	200,000	192,625
FRB Ser. 14-GC21, Class D, 4.996s, 2047	110,000	96,613

COMM Mortgage Trust Ser. 06-C8, Class AJ, 5.377s, 2046	98,000	97,716

COMM Mortgage Trust 144A
FRB Ser. 14-UBS6, Class D, 4.115s, 2047	100,000	84,376
Ser. 14-CR18, Class E, 3.6s, 2047	100,000	73,150

Credit Suisse First Boston Mortgage Securities Corp. FRB Ser. 06-C1, Class C, 5.644s, 2039	125,000	125,300

GS Mortgage Securities Trust Ser. 06-GG8, Class AJ, 5.622s, 2039	14,000	13,985

GS Mortgage Securities Trust 144A FRB Ser. 14-GC18, Class D, 5.113s, 2047	100,000	90,009

JPMBB Commercial Mortgage Securities Trust 144A Ser. 14-C25, Class E, 3.332s, 2047	100,000	70,837

JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 06-LDP7, Class B, 6.105s, 2045	74,000	37,000

JPMorgan Chase Commercial Mortgage Securities Trust 144A
Ser. 13-C13, Class E, 3.986s, 2046	100,000	77,540
FRB Ser. 12-C6, Class G, 2.972s, 2045	100,000	73,520

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.972s, 2039	100,000	99,900
FRB Ser. 06-C6, Class B, 5.472s, 2039	100,000	99,653
Ser. 06-C1, Class AJ, 5.276s, 2041	85,000	86,149

Merrill Lynch Mortgage Trust FRB Ser. 05-CIP1, Class B, 5.666s, 2038	11,369	11,258

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.855s, 2047	100,000	89,140
FRB Ser. 12-C6, Class G, 4 1/2s, 2045	100,000	82,916
Ser. 14-C15, Class F, 4s, 2047	125,000	94,292
Ser. 14-C17, Class E, 3 1/2s, 2047	100,000	72,530
Ser. 15-C24, Class D, 3.257s, 2048	19,000	14,101
Ser. 14-C19, Class D, 3 1/4s, 2047	100,000	77,850

Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class BI, 5.538s, 2044	100,000	98,522
Ser. 06-HQ10, Class B, 5.448s, 2041	100,000	95,776

Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class F, 6.461s, 2043	100,000	98,470

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C23, Class F, 5.791s, 2045	100,000	99,251

Wells Fargo Commercial Mortgage Trust 144A Ser. 14-LC18, Class D, 3.957s, 2047	148,000	119,798

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 14-C19, Class E, 5.137s, 2047	19,000	15,829
FRB Ser. 13-UBS1, Class E, 4.784s, 2046	110,000	95,591
Ser. 14-C20, Class D, 3.986s, 2047	110,000	90,251

2,670,850
Residential mortgage-backed securities (non-agency) (24.7%)
APS Resecuritization Trust 144A FRB Ser. 15-1, Class 2M, 0.339s, 2054	130,000	94,989

BCAP, LLC Trust FRB Ser. 15-RR5, Class 2A3, 1.313s, 2046	100,000	76,848

BCAP, LLC Trust 144A FRB Ser. 15-RR6, Class 3A2, 1.183s, 2046	100,000	85,368

Bear Stearns Alt-A Trust FRB Ser. 05-4, Class 1M1, 0.896s, 2035	137,000	96,202

Bear Stearns Asset Backed Securities I Trust FRB Ser. 06-SD2, Class M3, 1.021s, 2036 F	125,000	98,050

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 6.521s, 2025 (Bermuda)	150,000	148,406

Mortgage Opportunities Fund 17

MORTGAGE-BACKED SECURITIES (75.2%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A3, 1.804s, 2035	$103,527	$88,461
FRB Ser. 05-27, Class 1A2, 1.644s, 2035	102,256	92,057
FRB Ser. 06-OA7, Class 1A2, 1.184s, 2046	124,911	99,304
FRB Ser. 05-38, Class A3, 0.571s, 2035	77,793	65,391
FRB Ser. 05-59, Class 1A1, 0.537s, 2035	113,348	90,209
FRB Ser. 05-62, Class 1A1, 0.521s, 2035 F	113,543	88,563
FRB Ser. 06-OC2, Class 2A3, 0.511s, 2036	50,275	43,990
FRB Ser. 06-OA2, Class A1, 0.417s, 2046	133,599	100,200
FRB Ser. 06-OA10, Class 4A1, 0.411s, 2046	131,741	99,217
FRB Ser. 06-OC10, Class 2A2A, 0.401s, 2036	67,911	66,213
FRB Ser. 06-OC8, Class 2A2A, 0.341s, 2036	94,439	90,190

Countrywide Asset-Backed Certificates Trust FRB Ser. 05-2, Class M4, 1.286s, 2035 F	113,000	98,875

Federal National Mortgage Association Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
5.921s, 2028	25,000	25,575

GreenPoint Mortgage Funding Trust FRB Ser. 05-HY1, Class M1, 0.771s, 2035	135,000	97,632

GSAA Home Equity Trust FRB Ser. 05-9, Class M3, 0.751s, 2035	75,000	52,159

GSAMP Trust FRB Ser. 06-NC1, Class M1, 0.581s, 2036 F	143,000	101,530

IndyMac INDX Mortgage Loan Trust FRB Ser. 07-FLX2, Class A1C, 0.411s, 2037	140,823	101,392

Morgan Stanley Resecuritization Trust 144A Ser. 15-R3, Class 8B, 2.344s, 2047	165,448	99,269

MortgageIT Trust FRB Ser. 05-3, Class M4, 0.851s, 2035	101,510	86,767

Nomura Resecuritization Trust 144A FRB Ser. 15-1R, Class 6A9, 0.418s, 2047	150,000	93,000

Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7, Class A11, 0.521s, 2036	221,585	98,034

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR11, Class A1C3, 0.731s, 2045 F	104,025	91,021

		2,468,912

Total mortgage-backed securities (cost $7,701,130)		$7,501,713

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (42.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.6%)
Government National Mortgage Association Pass-Through Certificates
4.654s, June 20, 2045	$25,380	$28,118
4.554s, May 20, 2045	25,478	28,104

56,222
U.S. Government Agency Mortgage Obligations (42.0%)
Federal National Mortgage Association Pass-Through Certificates
5s, TBA, December 1, 2045	1,000,000	1,102,969
4 1/2s, TBA, December 1, 2045	1,000,000	1,080,938
3s, TBA, January 1, 2046	1,000,000	1,002,070
3s, TBA, December 1, 2045	1,000,000	1,004,297

		4,190,274

Total U.S. government and agency mortgage obligations (cost $4,253,538)		$4,246,496

ASSET-BACKED SECURITIES (2.2%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2017	$128,000	$128,000
FRB Ser. 15-2, Class A, 1.235s, 2017	93,000	93,000

Total asset-backed securities (cost $221,000)		$221,000

18 Mortgage Opportunities Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.548)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.548	$9,250,000	$9

Goldman Sachs International
1.995/3 month USD-LIBOR-BBA/Dec-25	Dec-15/1.995	2,488,600	8,038

(2.225)/3 month USD-LIBOR-BBA/Dec-25	Dec-15/2.225	2,488,600	5,151

JPMorgan Chase Bank N.A.
2.0265/3 month USD-LIBOR-BBA/Dec-25	Dec-15/2.0265	219,800	998

(2.2535)/3 month USD-LIBOR-BBA/Dec-25	Dec-15/2.2535	219,800	440

Total purchased swap options outstanding (cost $41,988)			$14,636

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Dec-15/$100.31	$4,000,000	$9,732

Total purchased options outstanding (cost $18,750)			$9,732

SHORT-TERM INVESTMENTS (23.1%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.17% L	Shares	313,818	$313,818

Putnam Short Term Investment Fund 0.16% L	Shares	1,477,412	1,477,412

U.S. Treasury Bills 0.04%, April 28, 2016 §		$63,000	62,928

U.S. Treasury Bills 0.07%, April 14, 2016 # §		226,000	225,847

U.S. Treasury Bills 0.07%, April 7, 2016		109,000	108,918

U.S. Treasury Bills 0.01%, February 18, 2016		42,000	41,986

U.S. Treasury Bills 0.01%, February 11, 2016		72,000	71,980

Total short-term investments (cost $2,303,135)			$2,302,889

TOTAL INVESTMENTS

Total investments (cost $14,539,541)			$14,296,466

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2015 through November 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $9,969,588.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $4,585,654 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Mortgage Opportunities Fund 19

FUTURES CONTRACTS OUTSTANDING at 11/30/15 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	2	$308,000	Mar-16	$777

Total				$777

WRITTEN SWAP OPTIONS OUTSTANDING at 11/30/15 (premiums $41,803) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.278/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.278	$2,312,500	$2

1.798/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.798	9,250,000	9

Goldman Sachs International
2.11/3 month USD-LIBOR-BBA/Dec-25	Dec-15/2.11	1,244,300	6,781

(2.11)/3 month USD-LIBOR-BBA/Dec-25	Dec-15/2.11	1,244,300	9,644

JPMorgan Chase Bank N.A.
2.14/3 month USD-LIBOR-BBA/Dec-25	Dec-15/2.14	109,900	545

(2.14)/3 month USD-LIBOR-BBA/Dec-25	Dec-15/2.14	109,900	1,061

Total			$18,042

WRITTEN OPTIONS OUTSTANDING at 11/30/15 (premiums $18,750) (Unaudited)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Dec-15/$100.31	$4,000,000	$5,044

Total			$5,044

TBA SALE COMMITMENTS OUTSTANDING at 11/30/15 (proceeds receivable $1,002,500) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, December 1, 2045	$1,000,000	12/10/15	$1,004,297

Total			$1,004,297

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/15 (Unaudited)
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$592,000	$(3,083)	9/30/25	3 month USD-LIBOR-BBA	2.1575%	$3,994

592,000	8,106	9/30/25	2.3975%	3 month USD-LIBOR-BBA	(12,154)

592,000	(5,214)	9/30/25	3 month USD-LIBOR-BBA	2.2775%	8,455

1,000,000	(5,863)	10/9/25	3 month USD-LIBOR-BBA	2.155%	5,298

500,000	5,843	10/9/25	2.3225%	3 month USD-LIBOR-BBA	(7,504)

1,240,000	(8,224)	10/28/25	3 month USD-LIBOR-BBA	2.055%	(7,386)

620,000	7,901	10/28/25	2.235%	3 month USD-LIBOR-BBA	(2,858)

2,480,000	(17,889)	10/28/25	3 month USD-LIBOR-BBA	2.0775%	(11,044)

1,240,000	17,220	10/28/25	2.2625%	3 month USD-LIBOR-BBA	(7,457)

1,240,000	(8,076)	10/29/25	3 month USD-LIBOR-BBA	2.12%	290

620,000	8,052	10/29/25	2.31%	3 month USD-LIBOR-BBA	(7,052)

1,860,000	(11,743)	10/27/25	3 month USD-LIBOR-BBA	2.07125%	(7,570)

930,000	11,706	10/27/25	2.25%	3 month USD-LIBOR-BBA	(5,783)

7,382,000 E	36,112	12/16/17	1.25%	3 month USD-LIBOR-BBA	2,878

1,599,000 E	42,191	12/16/25	2.35%	3 month USD-LIBOR-BBA	2,852

930,000	7,707	9/29/25	2.235%	3 month USD-LIBOR-BBA	(10,158)

310,000	6,189	9/29/45	2.703%	3 month USD-LIBOR-BBA	(6,819)

2,518,000 E	6,771	12/16/20	1.70%	3 month USD-LIBOR-BBA	(6,655)

741,000 E	(1,255)	12/16/45	3 month USD-LIBOR-BBA	2.70%	25,446

726,000	(10)	9/29/25	2.1595%	3 month USD-LIBOR-BBA	(8,869)

20 Mortgage Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/15 (Unaudited) cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,500,000	$(20)	10/7/25	1.9945%	3 month USD-LIBOR-BBA	$5,406

2,217,000	(29)	9/30/25	3 month USD-LIBOR-BBA	2.062%	6,829

690,000	(9)	10/1/25	2.02%	3 month USD-LIBOR-BBA	599

1,216,000	(16)	10/6/25	3 month USD-LIBOR-BBA	1.9835%	(5,583)

2,450,000	(32)	10/6/25	1.9855%	3 month USD-LIBOR-BBA	10,732

1,895,000	(7)	10/7/17	0.72861%	3 month USD-LIBOR-BBA	6,703

688,000	(6)	10/7/20	3 month USD-LIBOR-BBA	1.3635%	(5,015)

613,000	(8)	10/7/25	3 month USD-LIBOR-BBA	2.00608%	(1,567)

1,044,000	(14)	10/8/25	3 month USD-LIBOR-BBA	2.034%	(16)

130,000	(2)	10/13/25	3 month USD-LIBOR-BBA	2.089%	617

237,000	(3)	10/16/25	3 month USD-LIBOR-BBA	1.956%	(1,834)

82,000	(1)	10/19/25	3 month USD-LIBOR-BBA	1.9625%	(602)

986,000	(8)	10/19/20	1.345%	3 month USD-LIBOR-BBA	8,617

986,000	(8)	10/19/20	1.34757%	3 month USD-LIBOR-BBA	8,494

3,000,000	(40)	10/19/25	1.933%	3 month USD-LIBOR-BBA	30,156

1,004,000	(8)	10/19/20	1.35331%	3 month USD-LIBOR-BBA	8,368

2,000,000	(26)	10/20/25	3 month USD-LIBOR-BBA	1.9565%	(15,898)

1,797,000	(14)	10/21/20	3 month USD-LIBOR-BBA	1.3625%	(14,397)

559,900	(7)	10/28/25	2.013%	3 month USD-LIBOR-BBA	1,793

186,000	(2)	10/28/25	2.044%	3 month USD-LIBOR-BBA	61

340,000	(4)	10/29/25	1.974%	3 month USD-LIBOR-BBA	2,303

209,900	1,676	12/2/25	2.119%	3 month USD-LIBOR-BBA	723

29,000	(1)	11/12/45	2.689%	3 month USD-LIBOR-BBA	(1,042)

2,016,000	(27)	11/3/25	3 month USD-LIBOR-BBA	2.067%	2,743

871,000	(3)	11/3/17	0.843%	3 month USD-LIBOR-BBA	1,759

1,742,000	(7)	11/3/17	3 month USD-LIBOR-BBA	0.8425%	(3,547)

1,008,000	(13)	11/3/25	2.0655%	3 month USD-LIBOR-BBA	(1,258)

814,000	(7)	11/4/20	3 month USD-LIBOR-BBA	1.5225%	(798)

2,424,000	(9)	11/4/17	3 month USD-LIBOR-BBA	0.863%	(4,126)

85,000	(3)	11/4/45	3 month USD-LIBOR-BBA	2.5565%	601

1,319,000	(17)	11/4/25	2.0895%	3 month USD-LIBOR-BBA	(4,486)

665,000	(3)	11/12/17	3 month USD-LIBOR-BBA	0.9675%	62

507,000	(4)	11/12/20	1.6675%	3 month USD-LIBOR-BBA	(2,853)

93,000	(1)	11/12/25	3 month USD-LIBOR-BBA	2.2195%	1,381

97,000	(1)	11/18/25	3 month USD-LIBOR-BBA	2.128%	580

304,000	(4)	11/19/25	3 month USD-LIBOR-BBA	2.147%	2,331

373,300	(5)	11/24/25	2.09%	3 month USD-LIBOR-BBA	(767)

38,500	(1)	12/1/25	3 month USD-LIBOR-BBA	2.115%	147

Total	$97,747				$(14,880)

E Extended effective date.

Mortgage Opportunities Fund 21

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/15 (Unaudited)
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$441,091	$—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$1,353

350,939	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	1,077

943,197	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	1,963

Credit Suisse International
2,295,817	—	1/12/41	3.50% ( 1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(4,779)

1,333,306	—	1/12/41	4.50% ( 1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(6,031)

1,591,658	—	1/12/41	4.00% ( 1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(4,883)

1,011,928	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3,895)

984,207	461	1/12/45	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(3,443)

Goldman Sachs International
801,210	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3,084)

1,014,631	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	2,112

Total	$461				$(19,610)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/15 (Unaudited)
					Payments
		Upfront			received	Unrealized
Swap counterparty/		premium	Notional	Termination	(paid) by fund	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	$62	$11,000	1/17/47	300 bp	$(407)

Credit Suisse International
CMBX NA BB Index	—	(35)	2,000	5/11/63	(500 bp)	9

CMBX NA BB Index	—	(194)	20,000	1/17/47	(500 bp)	691

CMBX NA BBB– Index	BBB–/P	175	16,000	5/11/63	300 bp	(114)

CMBX NA BBB– Index	BBB–/P	58	2,000	1/17/47	300 bp	(28)

CMBX NA BBB– Index	BBB–/P	80	2,000	1/17/47	300 bp	(5)

CMBX NA BBB– Index	BBB–/P	127	3,000	1/17/47	300 bp	(1)

CMBX NA BBB– Index	BBB–/P	174	3,000	1/17/47	300 bp	47

CMBX NA BBB– Index	BBB–/P	235	4,000	1/17/47	300 bp	64

CMBX NA BBB– Index	BBB–/P	231	8,000	1/17/47	300 bp	(110)

CMBX NA BBB– Index	BBB–/P	314	12,000	1/17/47	300 bp	(197)

CMBX NA BBB– Index	BBB–/P	3,499	102,000	1/17/47	300 bp	(847)

CMBX NA BBB– Index	BBB–/P	24,984	702,000	1/17/47	300 bp	(4,920)

Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	127	15,000	1/17/47	300 bp	(512)

CMBX NA BBB– Index	BBB–/P	288	37,000	1/17/47	300 bp	(1,288)

CMBX NA BB Index	—	(207)	20,000	1/17/47	(500 bp)	678

CMBX NA BBB– Index	—	(36)	4,000	5/11/63	(300 bp)	36

CMBX NA BBB– Index	BBB–/P	86	2,000	1/17/47	300 bp	1

CMBX NA BBB– Index	BBB–/P	42	2,000	1/17/47	300 bp	(43)

CMBX NA BBB– Index	BBB–/P	121	3,000	1/17/47	300 bp	(7)

CMBX NA BBB– Index	BBB–/P	121	3,000	1/17/47	300 bp	(7)

CMBX NA BBB– Index	BBB–/P	121	4,000	1/17/47	300 bp	(49)

CMBX NA BBB– Index	BBB–/P	299	10,000	1/17/47	300 bp	(127)

CMBX NA BBB– Index	BBB–/P	208	27,000	1/17/47	300 bp	(942)

22 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/15 (Unaudited) cont.
					Payments
		Upfront			received	Unrealized
Swap counterparty/		premium	Notional	Termination	(paid) by fund	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC
CMBX NA BBB– Index	—	$(27)	$5,000	5/11/63	(300 bp)	$64

CMBX NA BBB– Index	—	(120)	5,000	5/11/63	(300 bp)	(29)

CMBX NA BBB– Index	—	(52)	2,000	5/11/63	(300 bp)	(15)

CMBX NA BBB– Index	BBB–/P	111	2,000	1/17/47	300 bp	25

CMBX NA BBB– Index	BBB–/P	131	5,000	1/17/47	300 bp	(82)

CMBX NA BBB– Index	BBB–/P	264	5,000	1/17/47	300 bp	51

Total		$31,187				$(8,064)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2015. Securities rated by Putnam are indicated by “/P.”

Mortgage Opportunities Fund 23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$221,000

Mortgage-backed securities	—	6,860,104	641,609

Purchased options outstanding	—	9,732	—

Purchased swap options outstanding	—	14,636	—

U.S. government and agency mortgage obligations	—	4,246,496	—

Short-term investments	1,791,230	511,659	—

Totals by level	$1,791,230	$11,642,627	$862,609

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$777	$—	$—

Written options outstanding	—	(5,044)	—

Written swap options outstanding	—	(18,042)	—

TBA sale commitments	—	(1,004,297)	—

Interest rate swap contracts	—	(112,627)	—

Total return swap contracts	—	(20,071)	—

Credit default contracts	—	(39,251)	—

Totals by level	$777	$(1,199,332)	$—

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net			Total	Total
	Balance	Accrued		unrealized			transfers	transfers	Balance
Investments	as of	discounts/	Realized gain/	appreciation/	Cost of	Proceeds	into	out of	as of
in securities:	5/31/15	premiums	(loss)	(depreciation) #	purchases	from sales	Level 3†	Level 3†	11/30/15

Asset-backed
securities	$—	$—	$—	$—	$128,000	$—	$93,000	$—	$221,000

Mortgage-backed
securities	$77,430	(12,055)	—	3,922	600,539	—	48,621	(76,848)	$641,609

Totals	$77,430	$(12,055)	$—	$3,922	$728,539	$—	$141,621	$(76,848)	$862,609

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $3,922 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

24 Mortgage Opportunities Fund

Statement of assets and liabilities 11/30/15 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $12,748,311)	$12,505,236
Affiliated issuers (identified cost $1,791,230) (Notes 1 and 6)	1,791,230

Interest and other receivables	60,916

Receivable for investments sold	5,027

Receivable for sales of delayed delivery securities (Note 1)	1,003,250

Receivable from Manager (Note 2)	59,068

Receivable for variation margin (Note 1)	38,138

Unrealized appreciation on OTC swap contracts (Note 1)	8,171

Premium paid on OTC swap contracts (Note 1)	671

Unamortized offering costs (Note 1)	33,037

Total assets	15,504,744

LIABILITIES

Payable to custodian	32,684

Payable for purchases of delayed delivery securities (Note 1)	4,201,000

Payable for custodian fees (Note 2)	14,947

Payable for investor servicing fees (Note 2)	166

Payable for Trustee compensation and expenses (Note 2)	72

Payable for administrative services (Note 2)	33

Payable for variation margin (Note 1)	36,696

Payable for offering costs (Note 1)	94,947

Unrealized depreciation on OTC swap contracts (Note 1)	35,845

Premium received on OTC swap contracts (Note 1)	32,319

Written options outstanding, at value (premiums $60,553) (Notes 1 and 3)	23,086

TBA sale commitments, at value (proceeds receivable $1,002,500) (Note 1)	1,004,297

Other accrued expenses	59,064

Total liabilities	5,535,156

Net assets	$9,969,588

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$10,000,000

Undistributed net investment income (Note 1)	338,204

Accumulated net realized loss on investments (Note 1)	(119,434)

Net unrealized depreciation of investments	(249,182)

Total — Representing net assets applicable to capital shares outstanding	$9,969,588

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and offering price per class I share
($9,969,588 divided by 1,000,000 shares)	$9.97

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 25

Statement of operations Six months ended 11/30/15 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $1,287 from investments in affiliated issuers) (Note 6)	$130,475

Total investment income	130,475

EXPENSES

Compensation of Manager (Note 2)	27,585

Investor servicing fees (Note 2)	502

Custodian fees (Note 2)	16,106

Trustee compensation and expenses (Note 2)	272

Administrative services (Note 2)	106

Amortization of offering costs (Note 1)	47,603

Auditing and tax fees	56,311

Other	4,437

Fees waived and reimbursed by Manager (Note 2)	(122,769)

Total expenses	30,153

Expense reduction (Note 2)	—

Net expenses	30,153

Net investment income	100,322

Net realized loss on investments (Notes 1 and 3)	(331,672)

Net realized loss on swap contracts (Note 1)	(152,327)

Net realized gain on futures contracts (Note 1)	265,950

Net realized gain on written options (Notes 1 and 3)	245,125

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments
during the period	(193,771)

Net loss on investments	(166,695)

Net decrease in net assets resulting from operations	$(66,373)

The accompanying notes are an integral part of these financial statements.

26 Mortgage Opportunities Fund

Statement of changes in net assets

		For the period 4/7/15
	Six months ended	(commencement of
INCREASE (DECREASE) IN NET ASSETS	11/30/15*	operations) to 5/31/15

Operations:
Net investment income	$100,322	$16,829

Net realized gain on investments	27,076	74,543

Net unrealized depreciation of investments	(193,771)	(55,411)

Net increase (decrease) in net assets resulting from operations	(66,373)	35,961

Total increase (decrease) in net assets	(66,373)	35,961

NET ASSETS

Beginning of period (Note 5)	10,035,961	10,000,000

End of period (including undistributed net investment income of $338,204 and $237,882, respectively)	$9,969,588	$10,035,961

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

										Ratio of expenses
			Net realized and	Total from	From				Net assets,	to average net assets	Ratio of net investment
	Net asset value,	Net investment	unrealized gain (loss)	investment	net investment	Total	Net asset value,	Total return at	end of period	excluding interest	income (loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	income	distributions	end of period	net asset value (%) [b]	(in thousands)	expense (%) [c,d]	net assets (%) [d]	turnover (%) [e]

Class I
November 30, 2015**	$10.04	.10	(.17)	(.07)	—	—	$9.97	(.70)*	$9,970	.30*	1.00*	658*
May 31, 2015†	10.00	.02	.02	.04	—	—	10.04	.40*	10,036	.09*	.17*	244*

* Not annualized.

** Unaudited.

† For the period April 7, 2015 (commencement of operations) to May 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of class I reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

November 30, 2015	1.22%

May 31, 2015	1.26

e Portfolio turnover includes TBA roll transactions.

28 Mortgage Opportunities Fund	Mortgage Opportunities Fund 29

Notes to financial statements 11/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2015 through November 30, 2015.

Putnam Mortgage Opportunities Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income. The fund invests mainly in mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

The fund expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While the fund’s emphasis will be on mortgage-backed securities, the fund may also invest to a lesser extent in other types of asset-backed securities. Putnam Management may consider, among other factors, credit risk, interest rate risk, prepayment risk and liquidity risk, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class I shares, which are sold without a front-end sales charge and are not subject to a contingent deferred sales charge. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

30 Mortgage Opportunities Fund

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Mortgage Opportunities Fund 31

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining exposure to specific sectors and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $66,484 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to

32 Mortgage Opportunities Fund

each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2015, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$147,604	N/A	$147,604

The aggregate identified cost on a tax basis is $14,539,541, resulting in gross unrealized appreciation and depreciation of $52,224 and $295,299, respectively, or net unrealized depreciation of $243,075.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $94,947 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates.

0.550%	of the first $500 million of average net assets,

0.500%	of the next $500 million of average net assets

0.450%	of any excess thereafter

Putnam Management has contractually agreed, through September 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investment management contract, but including payments under the fund’s investor servicing contract, to an annual rate of 0.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $8,025 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $114,744 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Mortgage Opportunities Fund 33

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$81,700,961	$84,893,852

U.S. government securities (Long-term)	—	—

Total	$81,700,961	$84,893,852

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option contract
	contract amounts	premiums	amounts	Written option premiums

Written options outstanding at the
beginning of the reporting period	$—	$—	$9,000,000	$43,203

Options opened	60,528,300	450,181	48,000,000	291,016
Options exercised	(15,155,900)	(138,480)	—	—
Options expired	(12,199,200)	(65,305)	(8,000,000)	(55,000)
Options closed	(18,902,300)	(204,593)	(45,000,000)	(260,469)

Written options outstanding at the end
of the reporting period	$14,270,900	$41,803	$4,000,000	$18,750

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. During the reporting period, the fund did not have any transactions in capital shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class I	1,000,000	100%	$9,969,588

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on April 6, 2015 and commenced operations on April 7, 2015. Prior to April 7, 2015, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class I	$10,000,000	1,000,000

Note 6: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at the
	beginning of the				end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$—	$1,167,676	$853,858	$157	$313,818

Putnam Short Term Investment Fund*	2,562,978	884,066	1,969,632	1,130	1,477,412

Totals	$2,562,978	$2,051,742	$2,823,490	$1,287	$1,791,230

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

34 Mortgage Opportunities Fund

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$5,500,000

Purchased swap option contracts (contract amount)	$18,000,000

Written TBA commitment option contracts (contract amount) (Note 3)	$6,000,000

Written swap option contracts (contract amount) (Note 3)	$14,900,000

Futures contracts (number of contracts)	2

Centrally cleared interest rate swap contracts (notional)	$49,200,000

OTC total return swap contracts (notional)	$9,600,000

OTC credit default contracts (notional)	$1,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted for	Statement of		Statement of
as hedging instruments under	assets and		assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$2,105	Unrealized depreciation	$41,356

Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	210,981*	Unrealized depreciation	341,620*

Total		$213,086		$382,976

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(16,548)	$(16,548)

Interest rate contracts	(90,978)	265,950	(135,779)	$39,193

Total	$(90,978)	$265,950	$(152,327)	$22,645

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(820)	$(820)

Interest rate contracts	(32,034)	1,709	78,763	$48,438

Total	$(32,034)	$1,709	$77,943	$47,618

Mortgage Opportunities Fund 35

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$37,331	$—	$—	$—	$—	$—	$37,331

OTC Total return swap contracts*#	—	4,393	—	—	2,112	—	—	—	6,505

OTC Credit default contracts*#	—	—	—	929	957	—	219	—	2,105

Futures contracts§	—	—	—	—	—	—	—	807	807

Purchased swap options**#	9	—	—	—	13,189	1,438	—	—	14,636

Purchased options**#	—	—	—	—	—	9,732	—	—	9,732

Total Assets	$9	$4,393	$37,331	$929	$16,258	$11,170	$219	$807	$71,116

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	36,696	—	—	—	—	—	36,696

OTC Total return swap contracts*#	—	—	—	23,492	3,084	—	—	—	26,576

OTC Credit default contracts*#	—	469	—	35,988	4,387	—	512	—	41,356

Futures contracts§	—	—	—	—	—	—	—	—	—

Written swap options#	11	—	—	—	16,425	1,606	—	—	18,042

Written options#	—	—	—	—	—	5,044	—	—	5,044

Total Liabilities	$11	$469	$36,696	$59,480	$23,896	$6,650	$512	$—	$127,714

Total Financial and Derivative Net Assets	$(2)	$3,924	$635	$(58,551)	$(7,638)	$4,520	$(293)	$807	$(56,598)

Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(2)	$3,924	$635	$(58,551)	$(7,638)	$4,520	$(293)	$807

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

36 Mortgage Opportunities Fund	Mortgage Opportunities Fund 37

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Voyager Fund	Global Income Trust
High Yield Advantage Fund
Blend	High Yield Trust
Asia Pacific Equity Fund	Income Fund
Capital Opportunities Fund	Money Market Fund*
Capital Spectrum Fund	Short Duration Income Fund
Emerging Markets Equity Fund	U.S. Government Income Trust
Equity Spectrum Fund
Europe Equity Fund	Tax-free Income
Global Equity Fund	AMT-Free Municipal Fund
International Capital Opportunities Fund	Intermediate-Term Municipal Income Fund
International Equity Fund	Short-Term Municipal Income Fund
Investors Fund	Tax Exempt Income Fund
Low Volatility Equity Fund	Tax Exempt Money Market Fund*
Multi-Cap Core Fund	Tax-Free High Yield Fund
Research Fund
Strategic Volatility Equity Fund	State tax-free income funds†:
Arizona, California, Massachusetts, Michigan, Minnesota,
Value	New Jersey, New York, Ohio, and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
Global Dividend Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

38 Mortgage Opportunities Fund

Global Sector	Retirement Income Lifestyle Funds — portfolios with managed
Global Consumer Fund	allocations to stocks, bonds, and money market investments to
Global Energy Fund	generate retirement income.
Global Financials Fund
Global Health Care Fund	Retirement Income Fund Lifestyle 1
Global Industrials Fund	Retirement Income Fund Lifestyle 2
Global Natural Resources Fund	Retirement Income Fund Lifestyle 3
Global Sector Fund
Global Technology Fund	RetirementReady® Funds — portfolios with adjusting allocations
Global Telecommunications Fund	to stocks, bonds, and money market instruments, becoming more
Global Utilities Fund	conservative over time.

Asset Allocation	RetirementReady® 2060 Fund RetirementReady® 2055 Fund
George Putnam Balanced Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Global Asset Allocation Funds — four investment portfolios that	RetirementReady® 2040 Fund
spread your money across a variety of stocks, bonds, and money	RetirementReady® 2035 Fund
market instruments.	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Dynamic Asset Allocation Balanced Fund	RetirementReady® 2020 Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Mortgage Opportunities Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value —with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Mortgage Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer

	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Mortgage Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam Investments

SA001 298227 1/16

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2016